American Century Municipal Trust

PROSPECTUS SUPPLEMENT

TAX-FREE MONEY MARKET FUND * LIMITED-TERM TAX-FREE FUND T
AX-FREE BOND FUND * HIGH-YIELD MUNICIPAL FUND
FLORIDA MUNICIPAL MONEY MARKET FUND * FLORIDA MUNICIPAL BOND FUND
ARIZONA MUNICIPAL BOND FUND

Supplement dated August 5, 2002 * Prospectus dated October 1, 2001
(Investor Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on August 2, 2002, shareholders of the funds voted on the  following proposals.

All funds

Shareholders of all funds elected the funds' eight-member Board of Trustees for indefinite terms, effective immediately following the meeting. The elected
Trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall, William M.
Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and Jeanne D.
Wohlers.

Limited-Term Tax-Free

Shareholders of Limited-Term Tax-Free approved the transfer of substantially all of the fund's assets and liabilities  to the American Century Tax-Free Bond Fund in exchange for shares of Tax-Free Bond. Tax-Free Bond has investment objectives and strategies that are similar to the investment objectives and strategies of
Limited-Term Tax-Free. The total expense ratio of Tax-Free Bond is expected to be the same as that of Limited-Term Tax-Free.

On or about September 3, 2002, Limited-Term Tax-Free shareholders will receive shares of Tax-Free Bond on a tax-free basis in exchange for their shares of
Limited-Term Tax-Free. The value of a shareholder's account will not change as a result of the transaction.

Florida Municipal Money Market

Shareholders of Florida Municipal Money Market did not approve the transfer of substantially all of the fund's assets and liabilities to the American Century
Tax-Free Money Market Fund in exchange for shares of Tax-Free Money Market.

SH-SPL-30977   0208